UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2019

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code) 1411 Harney St., Suite 200 Omaha, Nebraska 68102
(857) 256-0079
___________________________________
(Former name or address, if changed since last report)

Not Applicable

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01     ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On August 13, 2019, we entered into a Sales Agreement with Cowen and Company, LLC (“Cowen”), pursuant to which the Company may offer and sell from time to time in an “at the market” offering, at its option, up to an aggregate of $75,000,000 of shares (the “Placement Shares”) of our Class A common stock, par value $0.001 per share (the “Class A common stock”), through Cowen, as sales agent (the “ATM Offering”). Pursuant to the Sales Agreement, Cowen may sell the Placement Shares at market prices by any method that is deemed to be an "at the market offering" as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on The NASDAQ Capital Market or any other trading market for our Class A common stock, or as otherwise directed by us.

Cowen will use commercially reasonable efforts to sell the Placement Shares from time to time, based upon instructions from us (including any price, time or size limits or other customary parameters or conditions we may impose). We will pay Cowen a commission equal to three percent (3.0%) of the gross sales proceeds of any Placement Shares sold through Cowen under the Sales Agreement, and have provided Cowen with customary indemnification and contribution rights. We are not obligated to make any sales of Class A common stock under the Sales Agreement. The offering of Placement Shares pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of all Placement Shares subject to the Sales Agreement, or (ii) termination of the Sales Agreement in accordance with its terms.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Sales of the Placement Shares will be made pursuant to a prospectus supplement to our previously filed and currently effective shelf Registration Statement on Form S-3 (File No. 333-222853) (the “Registration Statement”). This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A copy of the opinion of Gennari Aronson, LLP, relating to the legality of the Placement Shares, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

ITEM 8.01     OTHER ITEMS

On August 13, 2019, we filed with the SEC a prospectus supplement in connection with the ATM Offering. The prospectus supplement includes certain risk factors and incorporates by reference the “Risk Factors” section of our latest Annual Report on Form 10-K filed with the SEC, as amended, and any updates to those risk factors or new risk factors contained in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. We are now filing with this Current Report on Form 8-K an update containing additional risk factors. The updated risk factors are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS.

(d)                    Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

5.1	Opinion of Gennari Aronson, LLP

10.1	Sales Agreement dated August 13, 2019, by and between Boston Omaha Corporation and Cowen and Company, LLC

99.1	Additional risk factors in connection with the ATM Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant) By: /s/ Joshua P. Weisenburger Joshua P. Weisenburger, Chief Financial Officer

Date: August 13, 2019

3